Oppenheimer Global Growth & Income Fund
Annual Report September 30, 1995


[PHOTO]


"We need our
money to
grow because
we have
long-term
goals. But we
know stocks
can have
ups and downs."


[LOGO]

This Fund is for people who want to take advantage of OPPORTUNITIES worldwide but need to reduce the effect of short-term market fluctuations.


NEWS

BEAT THE AVERAGES

Cumulative Total Return for the 3-Year Period Ended 9/30/95:

Oppenheimer Global Growth
& Income Fund
Class A (at NAV)(1)

48.14%

S&P 500(3)

39.88%

Lipper Global Flexible Portfolio
Funds Average(4)

34.72%


HOW YOUR FUND IS MANAGED

Oppenheimer Global Growth & Income Fund seeks to take advantage of long-term growth opportunities worldwide while trying to limit short-term market risks. To seek its growth objective, the Fund invests in stocks using a focused global theme approach to identify companies and countries that meet its criteria. At the same time, the Fund invests part of its portfolio in bonds and dividend-producing stocks to use current income to seek to mod-erate the effects of market volatility.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/95 for Class A and C shares were 7.43% and 6.61%, respectively.(1)

   Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-year period ended 9/30/95 and since inception of the Class on 10/22/90 were 1.25% and 9.03%, respectively. For Class C shares, aver-age annual total returns for the 1-year period ended 9/30/95 and since inception of the Class on 12/1/93 were 5.62% and 7.68%, respectively.(2)

OUTLOOK

"We think the outlook is extremely positive. We see continued growth in Europe and great potential in Japan, and believe that the U.S. market, backed by a steady economy, will continue to grow."

                                                 Bill Wilby, Portfolio Manager
                                                            September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost
1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/94 and 10/22/90 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Certain Class B performance is not yet available because Class B shares were first publicly offered on 10/1/95. Class C returns show results of hypothetical investments on 9/30/94 and 12/1/93 (inception of class), with the 1% contingent deferred sales charge deducted for the 1-year result. An explanation of the different total returns is in the Fund's prospectus.
3. The S&P 500 Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance. The S&P 500 Index includes dividend reinvestments but does not take capital gains distributions into consideration.
4. Source: Lipper Analytical Services, 9/30/95, an independent mutual fund monitoring service. The Lipper total return average for the 3-year period was for 15 global flexible portfolio funds. The average is shown for comparative purposes only. Oppenheimer Global Growth & Income Fund is characterized by Lipper as a global flexible portfolio fund. Lipper performance does not take sales charges into consideration.


2 Oppenheimer Global Growth & Income Fund

Donald W. Spiro
President
Oppenheimer Global
Growth & Income
Fund

Jon S. Fossel
Chairman
Oppenheimer
Management
Corporation

Dear OppenheimerFunds Shareholder,

This has been a year of significant differences in the performance of world stock markets--highlighting the advantages of global funds.

   As you may know, global funds have flexibility to invest in both U.S. and foreign securities, and can change portfolio weightings depending on the outlook for specific areas or sectors. This is a major advantage because most stock markets around the world generally move independently of one another--and this year has been no different--so having the flexibility to own a portfolio of stocks throughout the world is an especially powerful diversification tool to lower risk.

   Specifically, 1995 is turning out to be an outstanding year for the domestic stock market while performance overseas has lagged. Driven by moderate growth with low inflation, falling interest rates, and surging corporate profitability, the U.S. stock market is well ahead of the international stock market indices. Moreover, by engineering a "soft landing" for the U.S. economy, the Federal Reserve created an excellent environment for stock performance, the main reason our global funds have allocated a relatively large percentage of their portfolios to the U.S. stock market until overseas market performance improves.

   One of the reasons foreign markets have continued to fall behind the U.S. market is that earnings of non-U.S. companies have been, until recently, negatively affected by a weak dollar, especially in Europe and Japan. Additionally, the devaluation of the Mexican peso late last year jolted investor confidence in Latin America, which undermined confidence in emerging markets throughout the world. Thus, many of the markets that performed well in the early 1990s have performed relatively poorly year-to-date.

   As time goes by, the investment values around the world will be recognized by investors, and we expect many overseas markets to rebound. And our portfolio managers are preparing for this occurrence. Indeed, as is typical, there are already early signs of rotation away from U.S. companies toward international companies, particularly those that focus on exporting. The primary reason is that the U.S. dollar has finally begun to strengthen significantly against other major foreign currencies, most notably the Japanese yen. When the dollar is strong, overseas exporters benefit because their goods are more competitively priced in world markets, so major exporters across Europe and Japan should benefit from this development.

   In 1995, the U.S. stock market was the clear winner. Next year, it could be Europe or Asia. Or even Latin America. We're confident that by being able to diversify investments throughout the world, we will be ready to participate in any environment.

   Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ Donald W. Spiro                     /s/ Jon S. Fossel

Donald W. Spiro                         Jon S. Fossel


October 23, 1995


3 Oppenheimer Global Growth & Income Fund

Q+A AN INTERVIEW WITH YOUR FUND'S MANAGER.

Q WHAT IS YOUR OUTLOOK FOR THE FUND?

HOW HAS GLOBAL GROWTH & INCOME FUND PERFORMED OVER  THE LAST 12 MONTHS?

The Fund performed well, primarily as a result of its large position in U.S. stocks, which more than offset the lagging performance of foreign markets against the U.S. stock market over the past year.

   Having the flexibility to search out companies in the U.S. and around the world that stand to benefit from one or more of the key global themes has allowed us to capitalize on significant growth trends. At the same time, by investing a portion of the Fund in bonds and dividend-producing stocks, we aim to provide current income while moderating the effects of market volatility.

PERFORMANCE BETWEEN GLOBAL MARKETS VARIED GREATLY OVER THE YEAR. WHY?

Two primary factors caused the U.S. and foreign markets to move in opposite directions--the peso devaluation, which caused heavy selling in emerging markets, and weakness in the dollar, which added to the poor performance in developed markets.

   The dollar's weakness contributed to a rise in the prices of U.S. technology stocks with international sales. They benefited from increased sales overseas, plus currency profits from translating overseas sales back into weaker dollars. Of course, any foreign investment is subject to adverse market changes due to currency fluctuations, and sometimes those shifts can be sharp. By diversifying the portfolio by country and industry, we aim to mitigate those risks. Thus, foreign company stocks outside of emerging markets were sold off because the weak dollar made their exports comparatively more expensive, which held earnings down.

HOW HAVE YOU SHIFTED THE PORTFOLIO REGIONALLY?

We made three major moves in the portfolio over the year--a move out of and then back into Latin America, a move into the U.S. in late '94, and a recent move into Japan.

   In the beginning of '95, during the peso difficulties, we sold our Mexican holdings.


4 Oppenheimer Global Growth & Income Fund

FACING PAGE
Left: Bill Wilby, Portfolio Manager

Right: The equity trading desk

THIS PAGE
Jim Ayer, member of the Global Investments team

A OUR OUTLOOK IS EXTREMELY POSITIVE.


We also sold Argentine bank stocks, believing that though their fundamentals were strong, they'd be most impacted by Mexico-related selling--and we were right. In March, once we felt the Latin American market had bottomed, we began to rebuild our positions. For example, in Argentina, we purchased bank stocks at less than half of what we'd sold them for, and we also began a move into Brazil.

   Late in '94, we sold some emerging markets stocks and held a larger cash position than usual. So early this year, we invested some of that cash into the U.S., in which we had a positive outlook. We increased our domestic exposure with a focus on technology and financial stocks from 20% to 44%--a move that worked out well for us in the first half of this year.

   We also put some of our cash to work in Asia. Today, we hold roughly 14.3% of the portfolio in Japan, focusing on technology companies. While many Japanese technology stocks hit all-time lows, their American counterparts were setting record highs--despite the fact that their earnings were just as strong. So in late summer, we began trimming U.S. technology stocks after their dramatic run-up, and adding Japanese technology in their place--in effect, selling high and buying low.(1)

BEYOND GEOGRAPHY, WHAT DO YOU LOOK FOR?

The companies we invest in fit one of eight major themes we feel define the future growth of global economies. These worldwide trends, such as telecommunications expansion, emerging consumer markets, infrastructure devel-opment and global integration, among others, are the driving forces behind our disciplined "global theme" strategy.

HOW ARE YOU MAXIMIZING INCOME IN LIGHT OF LOW GLOBAL INTEREST RATES?

As the dollar has strengthened, we've reduced exchange rate sensitivity by reducing our exposure to developed foreign country bond markets--Europe in particular. Exchange rate risk is much higher in bonds than in stocks because stocks and currencies tend to move in opposite directions. If, for example, the Deutsche mark goes down, German companies' earnings should go up, causing their stock prices to follow and tempering any cur-rency loss. Bond rates in Europe are no more attractive than they are here, so there's no trade-off for the currency risk.

   On the other hand, we've raised our exposure to dollar-linked emerging markets bonds. In places like Argentina, we have been getting 15-16% yields with very little cur-rency risk.

WHAT'S YOUR OUTLOOK FOR THE FUND?

We think the outlook is extremely positive. We see continued growth in Europe and great potential in Japan, and believe that the U.S. market, backed by a steady economy, will continue to grow. -


1. The Fund's Portfolio is subject to change.


5  Oppenheimer Global Growth & Income Fund

STATEMENT OF INVESTMENTS   SEPTEMBER 30, 1995

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--6.3%
---------------------------------------------------------------------------------------------------------------------------------
TREASURY--6.3%                U.S. Treasury Nts., 6.50%, 8/15/05                                    $4,000,000        $ 4,098,748
                              ---------------------------------------------------------------------------------------------------
                              U.S. Treasury Nts., 7.75%, 11/30/99                                    3,500,000          3,722,029
                              ---------------------------------------------------------------------------------------------------
                              U.S. Treasury Nts., 8.50%, 7/15/97                                     1,000,000          1,044,375
                                                                                                                      -----------
                              Total U.S. Government Obligations (Cost $8,601,250)                                       8,865,152
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--13.7%
---------------------------------------------------------------------------------------------------------------------------------
                              Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
                              Series I, 3.602%, 4/1/07(2)(ARA)                                       6,946,734          2,637,493
                              ---------------------------------------------------------------------------------------------------
                              Argentina (Republic of) Past Due Interest Bonds, Series L,
                              7.313%, 3/31/05(2)(3)                                                  1,500,000            934,605
                              ---------------------------------------------------------------------------------------------------
                              Brazil (Federal Republic of) Bonds,
                              Banco do Nordeste Brasil, 10.375%, 11/6/95(4)                          1,000,000          1,000,625
                              ---------------------------------------------------------------------------------------------------
                              Brazil (Federal Republic of) Eligible Interest Bonds,
                              7.25%, 4/15/06(2)                                                      5,500,000          3,664,100
                              ---------------------------------------------------------------------------------------------------
                              Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.75%, 7/28/24(2)       3,000,000          1,526,100
                              ---------------------------------------------------------------------------------------------------
                              Canada (Government of) Debs., 10.50%, 7/1/00(CAD)                      1,200,000          1,002,210
                              ---------------------------------------------------------------------------------------------------
                              Ecuador (Republic of) Par Bonds, 3%, 2/28/25(2)                        5,000,000          1,631,000
                              ---------------------------------------------------------------------------------------------------
                              Eskom Depositary Receipt, Series E169, 15%, 10/1/98(ZAR)               2,000,000            551,907
                              ---------------------------------------------------------------------------------------------------
                              New South Wales Treasury Corp. Gtd. Exch. Bonds, 12%, 12/1/01(AUD)     1,150,000          1,015,150
                              ---------------------------------------------------------------------------------------------------
                              New South Wales Treasury Corp. Gtd. Nts., 11.50%, 7/1/99(AUD)          1,200,000          1,006,437
                              ---------------------------------------------------------------------------------------------------
                              Poland (Republic of) Disc. Bonds, 7.125%, 10/27/24(2)                  2,000,000          1,545,000
                              ---------------------------------------------------------------------------------------------------
                              Queensland Treasury Corp. Gtd. Nts., 8%, 8/14/01(AUD)                  2,550,000          1,891,918
                              ---------------------------------------------------------------------------------------------------
                              Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
                              Series B, 7%, 3/31/07(2)                                               2,000,000          1,022,400
                                                                                                                      -----------
                              Total Foreign Government Obligations (Cost $18,719,650)                                  19,428,945
---------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--8.5%
---------------------------------------------------------------------------------------------------------------------------------
                              AMC Entertainment, Inc., 12.625% Gtd. Sr. Sub. Nts., 8/1/02              500,000            557,500
                              ---------------------------------------------------------------------------------------------------
                              Bethlehem Steel Corp., 10.375% Sr. Nts., 9/1/03                          500,000            518,750
                              ---------------------------------------------------------------------------------------------------
                              Carbide/Graphite Group, Inc.(The), 11.50% Sr. Nts., 9/1/03               350,000            373,625
                              ---------------------------------------------------------------------------------------------------
                              Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(4)(5)                   1,750,000          1,269,325
                              ---------------------------------------------------------------------------------------------------
                              Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04                     500,000            542,500
                              ---------------------------------------------------------------------------------------------------
                              Fieldcrest Cannon, Inc., 11.25% Sr. Sub. Debs., 6/15/04                  500,000            523,750
                              ---------------------------------------------------------------------------------------------------
                              First PV Funding Corp., 10.15% Lease Obligation
                              Bonds, Series 1986B, 1/15/16                                             500,000            519,651
                              ---------------------------------------------------------------------------------------------------
                              Fleming Companies, Inc., 10.625% Gtd. Sr. Nts., 12/15/01                 500,000            533,750
                              ---------------------------------------------------------------------------------------------------
                              Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99                                  500,000            463,750
                              ---------------------------------------------------------------------------------------------------
                              GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                            500,000            448,125
                              ---------------------------------------------------------------------------------------------------
                              GPA Holland BV, 9.75% Medium-Term Nts., Series B, 6/10/96(4)             500,000            498,750
                              ---------------------------------------------------------------------------------------------------
                              Grand Union Co., 12% Sr. Nts., 9/1/04                                    341,000            329,065
                              ---------------------------------------------------------------------------------------------------
                              OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                  500,000            570,000
                              ---------------------------------------------------------------------------------------------------
                              Oryx Energy Co., 10% Debs., 4/1/01                                     1,000,000          1,100,356


6  Oppenheimer Global Growth & Income Fund

                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE     Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                    $      500,000         $   437,500
BONDS AND NOTES               ----------------------------------------------------------------------------------------------------
(CONTINUED)                   PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                       175,000             165,375
                              ----------------------------------------------------------------------------------------------------
                              Rabobank Nederland, 10.375% Debs., 6/21/00(ITL)                    1,500,000,000             912,194
                              ----------------------------------------------------------------------------------------------------
                              Sequa Corp., 9.375% Sr. Sub. Nts., 12/15/03                            1,000,000             920,000
                              ----------------------------------------------------------------------------------------------------
                              Southland Corp., 4.50% Second Priority Sr. Sub. Debs.,
                              Series A, 6/15/04                                                        700,000             498,750
                              ----------------------------------------------------------------------------------------------------
                              Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(4)                      372,413             324,466
                              ----------------------------------------------------------------------------------------------------
                              Tultex Corp., 10.625% Gtd. Sr. Nts., 3/15/05                             500,000             524,375
                                                                                                                       -----------
                              Total Non-Convertible Corporate Bonds and Notes
                              (Cost $12,084,792)                                                                        12,031,557
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--1.7%
----------------------------------------------------------------------------------------------------------------------------------
                              Kinnevik Industriforvaltnings AB, 10.50% Cv. Sub. Debs.,
                              7/21/97(6)(SEK)                                                        2,500,000             696,528
                              ----------------------------------------------------------------------------------------------------
                              Lonrho Finance PLC, 6% Gtd. Cv. Bonds, 2/27/04(GBP)                    1,000,000           1,491,694
                              ----------------------------------------------------------------------------------------------------
                              Swift Energy Co., 6.50% Cv. Sub. Debs., 6/30/03                          300,000             284,625
                                                                                                                       -----------
                              Total Convertible Corporate Bonds and Notes (Cost $2,310,030)                              2,472,847

                                                                                                SHARES
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--61.0%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.1%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.8%               Minerals Technologies, Inc.                                               30,000           1,128,750
----------------------------------------------------------------------------------------------------------------------------------
METALS--0.3%                  Freeport-McMoRan Copper & Gold, Inc., Cl. B(7)                            15,500             397,188
                              ----------------------------------------------------------------------------------------------------
                              Ugine SA                                                                   1,485              95,872
                                                                                                                      ------------
                                                                                                                           493,060
----------------------------------------------------------------------------------------------------------------------------------
PAPER--2.0%                   Mo Och Domsjoe AB Free, Series B                                          13,000             818,220
                              ----------------------------------------------------------------------------------------------------
                              Stone Container Corp.                                                     30,000             570,000
                              ----------------------------------------------------------------------------------------------------
                              Stora Kopparbergs Bergslags AB, Series B                                  42,000             566,895
                              ----------------------------------------------------------------------------------------------------
                              Sumitomo Forestry Co., Ltd.                                               20,000             316,270
                              ----------------------------------------------------------------------------------------------------
                              Svenska Cellulosa AB, Series B                                            30,000             543,509
                                                                                                                      ------------
                                                                                                                         2,814,894
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.6%
----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.5%         Autobacs Seven Co., Ltd.                                                   5,000             496,705
                              ----------------------------------------------------------------------------------------------------
                              Suzuki Motor Corp.                                                        30,000             325,393
                              ----------------------------------------------------------------------------------------------------
                              Volkswagen AG                                                              4,000           1,301,523
                                                                                                                      ------------
                                                                                                                         2,123,621
----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.3% Shimano, Inc.                                                             20,000             405,474
----------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.9%                   News Corp. Ltd., ADR                                                      30,000             660,000
                              ----------------------------------------------------------------------------------------------------
                              Reuters Holdings PLC, Series B, ADR                                        4,000             211,500
                              ----------------------------------------------------------------------------------------------------
                              Tokyo Broadcasting System, Inc.                                           30,000             434,870
                                                                                                                      ------------
                                                                                                                         1,306,370


7  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                SHARES                SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.3%         Ito-Yokado Co., Ltd.                                                8,000                $   444,399
----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.6%       Benetton Group SpA                                                 55,000                    578,498
                              ----------------------------------------------------------------------------------------------------
                              Gehe AG                                                             1,500                    716,822
                              ----------------------------------------------------------------------------------------------------
                              Gehe AG (New)(7)                                                      375                    173,144
                              ----------------------------------------------------------------------------------------------------
                              Giordano International Ltd.                                       800,000                    734,654
                                                                                                                      ------------
                                                                                                                         2,203,118
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--14.5%
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.3%               Fomento Economico Mexicano SA, Sponsored Cl. B, ADR(4)            185,000                    497,002
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--8.0%        Amgen, Inc.(7)                                                     28,000                  1,396,500
                              ----------------------------------------------------------------------------------------------------
                              Astra AB Free, Series A                                            30,000                  1,076,190
                              ----------------------------------------------------------------------------------------------------
                              Ciba-Geigy AG                                                       4,000                  3,223,535
                              ----------------------------------------------------------------------------------------------------
                              Johnson & Johnson                                                  20,000                  1,482,500
                              ----------------------------------------------------------------------------------------------------
                              Plant Genetics Systems(7)(8)                                       50,072                    600,080
                              ----------------------------------------------------------------------------------------------------
                              Sankyo Co. Ltd.                                                    20,000                    458,185
                              ----------------------------------------------------------------------------------------------------
                              Sanofi SA                                                           9,163                    587,832
                              ----------------------------------------------------------------------------------------------------
                              Taisho Pharmaceutical Co.                                          20,000                    377,091
                              ----------------------------------------------------------------------------------------------------
                              Takeda Chemical Industries Ltd.                                   150,000                  2,098,327
                                                                                                                      ------------
                                                                                                                        11,300,240
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &         Circon Corp.(7)                                                    52,500                  1,056,561
SERVICES--3.8%                ----------------------------------------------------------------------------------------------------
                              Columbia/HCA Healthcare Corp.                                      11,000                    534,875
                              ----------------------------------------------------------------------------------------------------
                              Life Technologies, Inc.                                            20,000                    530,000
                              ----------------------------------------------------------------------------------------------------
                              Olympus Optical Co., Ltd.(7)                                       40,000                    372,630
                              ----------------------------------------------------------------------------------------------------
                              Pharmacia AB, Series A                                             34,800                  1,047,434
                              ----------------------------------------------------------------------------------------------------
                              Rhoen Klinikum AG, Preference                                         800                    730,875
                              ----------------------------------------------------------------------------------------------------
                              Stryker Corp.                                                      20,000                    932,500
                              ----------------------------------------------------------------------------------------------------
                              Tenet Healthcare Corp.(7)                                          15,000                    260,625
                                                                                                                      ------------
                                                                                                                         5,465,500
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.4%         Kao Corp.                                                          40,000                    498,733
----------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.0%                 B.A.T. Industries PLC                                             100,000                    837,248
                              ----------------------------------------------------------------------------------------------------
                              RJR Nabisco Holdings Corp.                                         60,000                  1,942,500
                                                                                                                      ------------
                                                                                                                         2,779,748
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--1.8%
----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &             Baker Hughes, Inc.                                                 35,000                    713,125
PRODUCERS--0.5%
----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.3%          NorAm Energy Corp.                                                 50,000                    393,750
                              ----------------------------------------------------------------------------------------------------
                              Royal Dutch Petroleum Co.                                          11,900                  1,460,725
                                                                                                                      ------------
                                                                                                                         1,854,475


8  Oppenheimer Global Growth & Income Fund

                                                                                                                    MARKET VALUE
                                                                                                SHARES              SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--8.4%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--2.6%                   Banco Latinoamericano de Exportaciones SA, Cl. E                     10,000             $  403,750
                              --------------------------------------------------------------------------------------------------
                              Citicorp                                                             28,600              2,023,450
                              --------------------------------------------------------------------------------------------------
                              Korea Exchange Bank (New)(7)                                         11,610                132,997
                              --------------------------------------------------------------------------------------------------
                              Korea Exchange Bank(7)                                               31,390                377,563
                              --------------------------------------------------------------------------------------------------
                              Northern Trust Corp.                                                 15,000                690,000
                                                                                                                      ----------
                                                                                                                       3,627,760
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.9%   American Express Co.                                                 20,000                887,500
                              --------------------------------------------------------------------------------------------------
                              Inversiones Y Representacion(7)                                     375,000                892,612
                              --------------------------------------------------------------------------------------------------
                              MBNA Corp.                                                           15,000                624,375
                              --------------------------------------------------------------------------------------------------
                              Yamaichi Securities Co. Ltd.                                         60,000                341,206
                                                                                                                      ----------
                                                                                                                       2,745,693
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.9%               American International Group, Inc.                                   13,500              1,147,500
                              --------------------------------------------------------------------------------------------------
                              Marschollek, Lautenschlaeger und Partner AG                             500                322,921
                              --------------------------------------------------------------------------------------------------
                              National Mutual Asia Ltd.                                         1,000,000                769,576
                              --------------------------------------------------------------------------------------------------
                              Reinsurance Australia Corp. Ltd.                                    750,000              1,386,910
                              --------------------------------------------------------------------------------------------------
                              Skandia Forsakrings AB                                               60,000              1,416,154
                              --------------------------------------------------------------------------------------------------
                              Tokio Marine & Fire Insurance Co.                                    40,000                433,857
                                                                                                                      ----------
                                                                                                                       5,476,918
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--10.6%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.6%    Murata Mfg. Co. Ltd.                                                 12,000                452,509
                              --------------------------------------------------------------------------------------------------
                              Yokogawa Electric Corp.                                              50,000                448,555
                                                                                                                      ----------
                                                                                                                         901,064
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.7%     First Data Corp.                                                      9,000                558,000
                              --------------------------------------------------------------------------------------------------
                              IHC Caland NV                                                        23,000                654,086
                              --------------------------------------------------------------------------------------------------
                              Mitsubishi Corp.                                                     70,000                787,633
                              --------------------------------------------------------------------------------------------------
                              Secom Co. Ltd.                                                        7,000                468,322
                                                                                                                      ----------
                                                                                                                       2,468,041
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.2%           Bic Corp.                                                            10,000                857,611
                              --------------------------------------------------------------------------------------------------
                              Bobst Bearers AG                                                        500                774,554
                              --------------------------------------------------------------------------------------------------
                              Bombardier, Inc., Cl. B                                              56,000                654,818
                              --------------------------------------------------------------------------------------------------
                              Brascan Ltd., Cl. A                                                  50,000                825,947
                              --------------------------------------------------------------------------------------------------
                              Bucher Holding AG, B Shares                                           1,250                848,528
                              --------------------------------------------------------------------------------------------------
                              Hopewell Holdings Ltd.(7)                                           750,000                509,278
                              --------------------------------------------------------------------------------------------------
                              Mitsubishi Heavy Industries Ltd.                                     50,000                385,200
                              --------------------------------------------------------------------------------------------------
                              Mori Seiki Co. Ltd.                                                  20,000                399,392
                              --------------------------------------------------------------------------------------------------
                              Powerscreen International PLC                                       125,000                712,215
                              --------------------------------------------------------------------------------------------------
                              Traub AG(7)                                                           4,000                515,831
                              --------------------------------------------------------------------------------------------------
                              Valmet Corp., Cl. A                                                  25,000                815,667
                                                                                                                      ----------
                                                                                                                       7,299,041


9  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                SHARES                SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.1%          Airborne Freight Corp.                                             60,000                 $1,470,000
                              ----------------------------------------------------------------------------------------------------
                              Bergesen d.y. AS, Cl. B                                            30,000                    671,367
                              ----------------------------------------------------------------------------------------------------
                              Mayne Nickless Ltd.                                               220,000                  1,041,145
                              ----------------------------------------------------------------------------------------------------
                              Sea Containers Ltd., Cl. A                                         58,300                  1,151,425
                                                                                                                      ------------
                                                                                                                         4,333,937
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.6%
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.5%       Canon USA, Inc.                                                    40,000                    717,689
                              ----------------------------------------------------------------------------------------------------
                              Digital Equipment Corp.(7)                                         45,000                  2,053,125
                              ----------------------------------------------------------------------------------------------------
                              International Business Machines Corp.                              15,300                  1,443,938
                              ----------------------------------------------------------------------------------------------------
                              Tokyo Electron Ltd.                                                15,000                    655,347
                                                                                                                      ------------
                                                                                                                         4,870,099
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--3.1%       Nintendo Co. Ltd.                                                  34,400                  2,528,129
                              ----------------------------------------------------------------------------------------------------
                              Novell, Inc.(7)                                                   100,000                  1,825,000
                                                                                                                      ------------
                                                                                                                         4,353,129
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--6.3%             Applied Materials, Inc.(7)                                         10,000                  1,022,500
                              ----------------------------------------------------------------------------------------------------
                              Keyence Corp.                                                       2,000                    249,366
                              ----------------------------------------------------------------------------------------------------
                              Motorola, Inc.                                                      8,000                    611,000
                              ----------------------------------------------------------------------------------------------------
                              National Semiconductor Corp.(7)                                    70,000                  1,933,750
                              ----------------------------------------------------------------------------------------------------
                              Omron Corp.                                                        23,000                    536,239
                              ----------------------------------------------------------------------------------------------------
                              Philips Electronics NV(7)                                          60,300                  2,952,707
                              ----------------------------------------------------------------------------------------------------
                              Rohm Co.                                                           20,000                  1,269,133
                              ----------------------------------------------------------------------------------------------------
                              Uniden Corp.(7)                                                    22,000                    394,729
                                                                                                                      ------------
                                                                                                                         8,969,424
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-           Airtouch Communications, Inc.(7)                                   13,000                    398,125
TECHNOLOGY--3.7%              ----------------------------------------------------------------------------------------------------
                              AT&T Corp.                                                         10,000                    657,500
                              ----------------------------------------------------------------------------------------------------
                              Comsat Corp.                                                       60,000                  1,350,000
                              ----------------------------------------------------------------------------------------------------
                              Millicom, Inc.(7)                                                  15,500                         --
                              ----------------------------------------------------------------------------------------------------
                              Millicom International Cellular SA(7)                              41,225                  1,324,353
                              ----------------------------------------------------------------------------------------------------
                              Nippon Telegraph & Telegraph Corp.                                    100                    864,673
                              ----------------------------------------------------------------------------------------------------
                              Vodafone Group PLC                                                157,629                    662,368
                                                                                                                      ------------
                                                                                                                         5,257,019


10  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                SHARES                SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.4%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%      Compagnie Generale des Eaux                                             7,000           $    674,317
                              ----------------------------------------------------------------------------------------------------
                              Veba AG                                                                15,000                597,176
                                                                                                                      ------------
                                                                                                                         1,271,493
----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.5%           Hong Kong & China Gas                                                 480,000                772,938
                                                                                                                      ------------
                              Total Common Stocks (Cost $75,765,252)                                                    86,375,065
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS AND OTHER--4.2%
----------------------------------------------------------------------------------------------------------------------------------
                              American Express Co., Debt Exchangeable for Common Stock
                              of First Data Corp., 6.25%, 10/15/96                                   40,000              2,080,000
                              ----------------------------------------------------------------------------------------------------
                              Battle Mountain Gold Co., $3.25 Cum. Cv.                               20,000              1,075,000
                              ----------------------------------------------------------------------------------------------------
                              Spar Handels AG, Non-Vtg.                                               3,000                754,771
                              ----------------------------------------------------------------------------------------------------
                              U.S. Surgical Corp., $2.20 Depositary Shares Representing
                              1/50th Share of Series A Preferred Stock                               70,000              2,100,000
                                                                                                                      ------------
                              Total Preferred Stocks and Other (Cost $5,249,960)                                         6,009,771

                                                                                                UNITS
----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                              American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)              3,875                     --


                                                                                                FACE
                                                                                                AMOUNT(1)
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--7.7%
----------------------------------------------------------------------------------------------------------------------------------
                              Repurchase agreement with First Chicago Capital Markets, 6.35%, dated 9/29/95, to be repurchased at $10,905,768 on 10/2/95, collateralized by U.S. Treasury Nts., 4.25%--8.75%, 11/30/95--
                              8/15/00, with a value of $7,431,431, U.S. Treasury Bills
                              maturing 12/28/95--3/28/96, with a value of $1,687,155, and
                              U.S. Treasury Bonds, 8.50%--13.25%, 5/15/14--2/15/20, with a
                              value of $2,020,161 (Cost $10,900,000)                            $10,900,000             10,900,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $133,630,934)                                                       103.1%           146,083,337
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                  (3.1)            (4,447,714)
                                                                                                      -----           ------------
NET ASSETS                                                                                            100.0%          $141,635,623
                                                                                                      -----           ------------
                                                                                                      -----           ------------


11  Oppenheimer Global Growth & Income Fund

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies: ARA--Argentine Austral
                      ITL--Italian Lira
                      AUD--Australian Dollar
                      SEK--Swedish Krona CAD--Canadian Dollar
                      ZAR--Zaire Makuta GBP--British Pound Sterling
2. Represents the current interest rate for a variable rate security.
3. Interest or dividend is paid in kind.
4. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,590,168 or 2.53% of the Fund's net assets, at September 30, 1995.
5. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
6. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and was an affiliate, as defined in the Investment Company Act of 1940, during the year ended September 30, 1995. Kinnevik Industriforvaltnings AB is no longer an affiliate as of September 30, 1995. Transactions during the period in which the issuer was an affiliate are as follows:

                              BALANCE SEPT. 30, 1994   GROSS ADDITIONS   GROSS REDUCTIONS      BALANCE SEPT. 30, 1995
                              ----------------------   ---------------   --------------------  -----------------------  INTEREST
                              FACE        COST         FACE     COST     FACE       COST       FACE          COST       INCOME
------------------------------------------------------------------------------------------------------------------------------------
Kinnevik
Industriforvaltnings
AB, 10.50% Cv. Sub.
Debs., 7/21/97(SEK)           5,000,000   $1,028,610      --    $  --    2,500,000  $514,305   2,500,000     $514,305    $48,970

7. Non-income producing security.
8. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:


                              COUNTRY                                                             MARKET VALUE             PERCENT
                              ----------------------------------------------------------------------------------------------------
                              United States                                                         67,175,389                46.0%
                              ----------------------------------------------------------------------------------------------------
                              Japan                                                                 17,160,056                11.7
                              ----------------------------------------------------------------------------------------------------
                              Australia                                                              7,001,559                 4.8
                              ----------------------------------------------------------------------------------------------------
                              Sweden                                                                 6,164,932                 4.2
                              ----------------------------------------------------------------------------------------------------
                              Netherlands                                                            5,667,598                 3.9
                              ----------------------------------------------------------------------------------------------------
                              Germany                                                                5,113,065                 3.5
                              ----------------------------------------------------------------------------------------------------
                              Switzerland                                                            4,846,617                 3.3
                              ----------------------------------------------------------------------------------------------------
                              Brazil                                                                 4,664,725                 3.2
                              ----------------------------------------------------------------------------------------------------
                              Argentina                                                              4,464,711                 3.0
                              ----------------------------------------------------------------------------------------------------
                              Great Britain                                                          3,915,024                 2.7
                              ----------------------------------------------------------------------------------------------------
                              Hong Kong                                                              2,786,445                 1.9
                              ----------------------------------------------------------------------------------------------------
                              Canada                                                                 2,482,975                 1.7
                              ----------------------------------------------------------------------------------------------------
                              France                                                                 2,215,631                 1.5
                              ----------------------------------------------------------------------------------------------------
                              Ecuador                                                                1,631,000                 1.2
                              ----------------------------------------------------------------------------------------------------
                              Poland                                                                 1,545,000                 1.1
                              ----------------------------------------------------------------------------------------------------
                              Bulgaria                                                               1,526,100                 1.0
                              ----------------------------------------------------------------------------------------------------
                              Italy                                                                  1,490,692                 1.0
                              ----------------------------------------------------------------------------------------------------
                              Colombia                                                               1,269,325                 0.9
                              ----------------------------------------------------------------------------------------------------
                              Venezuela                                                              1,022,400                 0.7
                              ----------------------------------------------------------------------------------------------------
                              Finland                                                                  815,667                 0.6
                              ----------------------------------------------------------------------------------------------------
                              Norway                                                                   671,367                 0.5
                              ----------------------------------------------------------------------------------------------------
                              South Africa                                                             551,907                 0.4
                              ----------------------------------------------------------------------------------------------------
                              Korea, Republic of (South)                                               510,559                 0.3
                              ----------------------------------------------------------------------------------------------------
                              Mexico                                                                   497,002                 0.3
                              ----------------------------------------------------------------------------------------------------
                              Panama                                                                   403,750                 0.3
                              ----------------------------------------------------------------------------------------------------
                              Philippines                                                              324,466                 0.2
                              ----------------------------------------------------------------------------------------------------
                              Indonesia                                                                165,375                 0.1
                                                                                                  ------------               -----
                              Total                                                               $146,083,337               100.0%
                                                                                                  ------------               -----
                                                                                                  ------------               -----


See accompanying Notes to Financial Statements.


12  Oppenheimer Global Growth & Income Fund

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 1995

----------------------------------------------------------------------------------------------------------------------------------
ASSETS                        Investments, at value (cost $133,630,934)--see accompanying statement                   $146,083,337
                              ----------------------------------------------------------------------------------------------------
                              Cash                                                                                       2,239,970
                              ----------------------------------------------------------------------------------------------------
                              Receivables:
                              Investments sold                                                                           8,301,784
                              Dividends and interest                                                                     1,156,950
                              Shares of beneficial interest sold                                                            94,864
                              ----------------------------------------------------------------------------------------------------
                              Other                                                                                         51,563
                                                                                                                      ------------
                              Total assets                                                                             157,928,468
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                   Net unrealized depreciation on forward foreign currency exchange contracts--Note 5           203,740
                              ----------------------------------------------------------------------------------------------------
                              Payables and other liabilities:
                              Investments purchased                                                                     15,466,401
                              Shares of beneficial interest redeemed                                                       335,470
                              Distribution and service plan fees--Note 4                                                    88,297
                              Shareholder reports                                                                           70,577
                              Transfer and shareholder servicing agent fees                                                 37,360
                              Trustees' fees--Note 1                                                                        31,817
                              Other                                                                                         59,183
                                                                                                                      ------------
                              Total liabilities                                                                         16,292,845
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $141,635,623
                                                                                                                      ------------
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                Paid-in capital                                                                         $126,049,770
NET ASSETS                    ----------------------------------------------------------------------------------------------------
                              Undistributed net investment income                                                          182,347
                              ----------------------------------------------------------------------------------------------------
                              Accumulated net realized gain from investments and foreign currency                        3,198,304
                              ----------------------------------------------------------------------------------------------------
                              Net unrealized appreciation on investments and translation
                              of assets and liabilities denominated in foreign currencies                               12,205,202
                                                                                                                      ------------
                              Net assets                                                                              $141,635,623
                                                                                                                      ------------
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE               Class A Shares:
PER SHARE                     Net asset value and redemption price per share (based on net
                              assets of $113,340,856 and 7,567,463 shares of beneficial interest outstanding)               $14.98
                              Maximum offering price per share (net asset value plus sales
                              charge of 5.75% of offering price)                                                            $15.89
                              ----------------------------------------------------------------------------------------------------
                              Class C Shares:
                              Net asset value, redemption price and offering price per share
                              (based on net assets of $28,294,767 and 1,897,067 shares of beneficial
                              interest outstanding)                                                                         $14.92

See accompanying Notes to Financial Statements.


13  Oppenheimer Global Growth & Income Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 1995


----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME             Interest:
                              Unaffiliated companies (net of foreign withholding taxes of $2,888)                      $ 5,265,487
                              Affiliated companies                                                                          48,970
                              ----------------------------------------------------------------------------------------------------
                              Dividends (net of foreign withholding taxes of $85,953)                                    1,408,491
                                                                                                                      ------------
                              Total income                                                                               6,722,948
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                      Management fees--Note 4                                                                    1,140,233
                              ----------------------------------------------------------------------------------------------------
                              Distribution and service plan fees--Note 4:
                              Class A                                                                                      289,881
                              Class C                                                                                      221,866
                              ----------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees--Note 4                                        425,469
                              ----------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                          203,002
                              ----------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                                  140,313
                              ----------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                       17,753
                              ----------------------------------------------------------------------------------------------------
                              Trustees' fees and expenses                                                                   10,203
                              ----------------------------------------------------------------------------------------------------
                              Insurance expenses                                                                             7,529
                              ----------------------------------------------------------------------------------------------------
                              Registration and filing fees--Class C                                                          3,413
                              ----------------------------------------------------------------------------------------------------
                              Other                                                                                         26,305
                                                                                                                      ------------
                              Total expenses                                                                             2,485,967
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                    4,236,981
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED       Net realized gain on:
GAIN (LOSS) ON INVESTMENTS    Investments:
AND FOREIGN CURRENCY          Unaffiliated companies                                                                     1,235,050
                              Affiliated companies                                                                         187,863
                              Foreign currency transactions                                                              2,549,029
                                                                                                                      ------------
                              Net realized gain                                                                          3,971,942
                              ----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on:
                              Investments                                                                                2,860,586
                              Translation of assets and liabilities denominated in foreign currencies                   (1,355,782)
                                                                                                                      ------------
                              Net change                                                                                 1,504,804
                                                                                                                      ------------
                              Net realized and unrealized gain on investments and foreign currency                       5,476,746
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    $9,713,727
                                                                                                                      ------------
                                                                                                                      ------------

See accompanying Notes to Financial Statements.


14  Oppenheimer Global Growth & Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                                  1995                1994
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                    Net investment income                                               $  4,236,981        $  2,979,507
                              ----------------------------------------------------------------------------------------------------
                              Net realized gain on investments and foreign
                              currency transactions                                                  3,971,942           8,432,699
                              ----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation
                              on investments and translation of assets and liabilities
                              denominated in foreign currencies                                      1,504,804           1,533,429
                                                                                                --------------        ------------
                              Net increase in net assets resulting from operations                   9,713,727          12,945,635
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                 Dividends from net investment income:
DISTRIBUTIONS TO              Class A ($.40 and $.35 per share, respectively)                       (3,285,784)         (2,811,077)
SHAREHOLDERS                  Class C ($.306 and $.289 per share, respectively)                       (496,103)           (180,983)
                              ----------------------------------------------------------------------------------------------------
                              Distributions from net realized gain on investments
                              and foreign currency transactions:
                              Class A ($.818 and $.481 per share, respectively)                     (6,986,724)         (3,355,571)
                              Class C ($.818 and $.481 per share, respectively)                     (1,095,339)             (7,409)
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST           Net increase (decrease) in net assets resulting from Class A
TRANSACTIONS                  beneficial interest transactions--Note 2                              (8,270,645)         31,386,177
                              ----------------------------------------------------------------------------------------------------
                              Net increase in net assets resulting from Class C beneficial
                              interest transactions--Note 2                                         11,031,033          17,029,695
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                    Total increase                                                           610,165          55,006,467
                              ----------------------------------------------------------------------------------------------------
                              Beginning of period                                                  141,025,458          86,018,991
                                                                                                  ------------        ------------
                              End of period [including undistributed (overdistributed) net
                              investment income of $182,347 and $(346,718), respectively]         $141,635,623        $141,025,458
                                                                                                  ------------        ------------
                                                                                                  ------------        ------------

See accompanying Notes to Financial Statements.


15  Oppenheimer Global Growth & Income Fund

FINANCIAL HIGHLIGHTS

                                          CLASS A                                                          CLASS C
                                          --------------------------------------------------------------   ------------------------
                                          YEAR ENDED SEPTEMBER 30,                                         YEAR ENDED SEPTEMBER 30,
                                          1995         1994          1993         1992          1991(2)    1995        1994(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $15.21        $14.09       $11.91       $12.43        $11.43      $15.17    $14.85
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .45           .33          .29          .26           .37         .35       .22
Net realized and unrealized
gain (loss) on investments and
foreign currency                               .54          1.62         2.17         (.47)          .95         .53       .87
                                            ------        ------       ------       ------        ------      ------    ------
Total income (loss) from
investment operations                          .99          1.95         2.46         (.21)         1.32         .88      1.09
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income          (.40)         (.35)        (.17)        (.28)         (.32)       (.31)     (.29)
Distributions from net realized
gain on investments and foreign
currency transactions                         (.82)         (.48)        (.11)        (.03)           --        (.82)     (.48)
                                            ------        ------       ------       ------        ------      ------    ------
Total dividends and distributions
to shareholders                              (1.22)         (.83)        (.28)        (.31)         (.32)      (1.13)     (.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $14.98        $15.21       $14.09       $11.91        $12.43      $14.92    $15.17
                                            ------        ------       ------       ------        ------      ------    ------
                                            ------        ------       ------       ------        ------      ------    ------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)           7.43%        13.96%       21.00%        (1.76)%      11.73%       6.61%     7.41%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                            $113,341      $124,017      $86,019      $49,735       $29,239     $28,295   $17,008
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $120,267      $117,164      $59,951      $37,116       $19,340     $22,211    $7,896
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                 7,567         8,154        6,104        4,177         2,352       1,897     1,121
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         3.09%         2.44%        2.68%        2.41%         4.05%(4)    2.36%     1.85%(4)
Expenses                                      1.63%         1.49%        1.56%        1.74%         1.94%(4)    2.39%     2.44%(4)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                   135.2%         87.4%        90.6%        51.3%         23.5%      135.2%     87.4%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 22, 1990 (commencement of operations) to September 30, 1991.
3. Assumes a hypothetical initial
investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. The lesser of purchases or sales of
portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $177,048,773 and $185,542,830, respectively.


See accompanying Notes to Financial Statements.


16  Oppenheimer Global Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1995, a payment of $5,504 was made to a retired trustee, resulting in an accumulated liability of $28,602 at September 30, 1995.

--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax


17  Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------

1. SIGNIFICANT
   ACCOUNTING POLICIES
   (continued)

purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accor dance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect an increase in undistributed net investment income of $73,971. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

--------------------------------------------------------------------------------

2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED                          YEAR ENDED
                                             SEPTEMBER 30, 1995                 SEPTEMBER 30, 1994(1)
                                        -----------------------------      --------------------------------
                                          SHARES            AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Class A:
Sold                                     2,855,688        $ 40,758,281       4,823,552        $ 73,290,047
Dividends and distributions reinvested     727,590           9,907,173         392,494           5,940,555
Redeemed                                (4,170,123)        (58,936,099)     (3,165,575)        (47,844,425)
                                        ----------         -----------      ----------         -----------
Net increase (decrease)                   (586,845)       $ (8,270,645)      2,050,471        $ 31,386,177
                                        ----------         -----------      ----------         -----------
                                        ----------         -----------      ----------         -----------
-----------------------------------------------------------------------------------------------------------
Class C:
Sold                                     1,026,146        $ 14,591,637       1,177,454        $ 17,876,870
Dividends and distributions reinvested     109,993           1,498,250          11,355             170,041
Redeemed                                  (360,371)         (5,058,854)        (67,510)         (1,017,216)
                                        ----------         -----------      ----------         -----------
Net increase                               775,768        $ 11,031,033       1,121,299        $ 17,029,695
                                        ----------         -----------      ----------         -----------
                                        ----------         -----------      ----------         -----------

1. For the year ended September 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to September 30, 1994 for Class C shares.

--------------------------------------------------------------------------------

3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $12,452,403 was composed of gross appreciation of $13,700,647, and gross depreciation of $1,248,244.

--------------------------------------------------------------------------------

4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .80% on the first $250 million of average annual net assets; the rate is .77% of the next $250 million, .75% of the next $500 million, .69% of the next $1 billion and .67% thereafter. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $684,243, of which $205,662 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class C shares totaled $123,855, of which $9,531 was paid to an affiliated broker/dealer. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $15,734 upon redemption of Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class C shares are subject to an asset-based sales charge of .75% of net assets annually,

18  Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (continued)

to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $272,827. During the year ended September 30, 1995, OFDI paid $13,583 and $2,354, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class C personal service and maintenance expenses and retained $167,714 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

--------------------------------------------------------------------------------

5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

     In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. The net amount due to or owed by the Fund on outstanding contracts (unrealized appreciation or depreciation on forward contracts) is reported in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At September 30, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                               CONTRACT                             UNREALIZED
                         EXCHANGE              AMOUNT         VALUATION AS OF       APPRECIATION
CONTRACTS TO PURCHASE    DATE                  (000s)         SEPTEMBER 30, 1995    (DEPRECIATION)
--------------------------------------------------------------------------------------------------
French Franc (FRF)       10/31/95               4,215 FRF      $   858,136           $   2,071
--------------------------------------------------------------------------------------------------
British Pound (GBP)      10/2/95--10/5/95       1,484 GBP        2,349,438               2,866
--------------------------------------------------------------------------------------------------
Japanese Yen (JPY)       10/2/95--6/28/96     473,720 JPY        4,803,506              41,573
                                                               -----------           ---------
                                                               $ 8,011,080           $  46,510
                                                               -----------           ---------
                                                               -----------           ---------


                                               CONTRACT                             UNREALIZED
                         EXCHANGE              AMOUNT         VALUATION AS OF       APPRECIATION
CONTRACTS TO SELL        DATE                  (000s)         SEPTEMBER 30, 1995    (DEPRECIATION)
--------------------------------------------------------------------------------------------------

Australian Dollar (AUD)  10/6/95                  708 AUD      $   534,215           $  (2,189)
--------------------------------------------------------------------------------------------------
French Franc (FRF)       10/31/95               2,785 FRF          566,967              (4,186)
--------------------------------------------------------------------------------------------------
Japanese Yen (JPY)       10/2/95--6/28/96   1,100,575 JPY       11,504,891            (243,123)
--------------------------------------------------------------------------------------------------
Portuguese Escudo (PTE)  10/2/95--10/6/95      29,511 PTE          197,323                (752)
                                                               -----------           ---------
                                                               $12,803,396            (250,250)
                                                               -----------           ---------
                                                               -----------           ---------
Net Contracts                                                                        $(203,740)
                                                                                     ---------
                                                                                     ---------

--------------------------------------------------------------------------------
6. ILLIQUID AND
   RESTRICTED SECURITIES

At September 30, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at September 30, 1995 was $600,080 which represents 0.4% of the Fund's net assets. Information concerning these securities is as follows:

                                                              VALUATION PER UNIT AS
SECURITY                 ACQUISITION DATE    COST PER UNIT    OF SEPTEMBER 30, 1995
-----------------------------------------------------------------------------------
Plant Genetics Systems   5/27/92             $11.18           $11.98

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

19  Oppenheimer Global Growth & Income Fund

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GLOBAL GROWTH & INCOME
FUND:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Growth & Income Fund as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from October 22, 1990 (commencement of operations) to September 30, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from October 22, 1990 (commencement of operations) to September 30, 1991, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
October 20, 1995


20  Oppenheimer Global Growth & Income Fund

FEDERAL INCOME TAX INFORMATION   (UNAUDITED)
--------------------------------------------------------------------------------

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

          Distributions of $.918 and $.897 per share for Class A and C shares, respectively, were paid on December 21, 1994. For each class of shares, $.496 of the distribution was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

          Dividends paid by the Fund during the fiscal year ended September 30, 1995 which are not designated as capital gain distributions should be multiplied by 6.08% to arrive at the net amount eligible for the corporate dividend-received deduction.

          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


21  Oppenheimer Global Growth & Income Fund

OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES     Leon Levy, Chairman of the Board of Trustees
                          Leo Cherne, Trustee
                          Robert G. Galli, Trustee
                          Benjamin Lipstein, Trustee
                          Bridget A. Macaskill, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Sidney M. Robbins, Trustee
                          Donald W. Spiro, Trustee and President
                          Pauline Trigere, Trustee
                          Clayton K. Yeutter, Trustee
                          Frank Jennings, Vice President
                          George C. Bowen, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary
--------------------------------------------------------------------------------
INVESTMENT ADVISOR        Oppenheimer Management Corporation
--------------------------------------------------------------------------------
DISTRIBUTOR               Oppenheimer Funds Distributor, Inc.
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER  Oppenheimer Shareholder Services
SERVICING AGENT
--------------------------------------------------------------------------------
CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
--------------------------------------------------------------------------------
LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus.

   Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22  Oppenheimer Global Growth & Income Fund

OPPENHEIMERFUNDS FAMILY

OppenheimerFunds offers over 30 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million shareholder accounts and more than $38 billion under Oppenheimer's management and that of our affiliates.

     At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone. (1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

-------------------------------------------------------------------------------

STOCK FUNDS   Discovery Fund                      Global Fund
              Global Emerging Growth Fund         Oppenheimer Fund
              Target Fund                         Value Stock Fund
              Growth Fund                         Gold & Special Minerals Fund

-------------------------------------------------------------------------------

STOCK & BOND  Main Street Income & Growth Fund    Equity Income Fund
FUNDS         Total Return Fund                   Asset Allocation Fund
              Global Growth & Income Fund         Strategic Income &Growth Fund

-------------------------------------------------------------------------------

BOND FUNDS    High Yield Fund                     Bond Fund
              Champion Income Fund                U.S. Government Trust
              Strategic Income Fund               Limited-Term Government Fund
              International Bond Fund

-------------------------------------------------------------------------------

TAX-EXEMPT    New York Tax-Exempt Fund(2)         New Jersey Tax-Exempt Fund(2)
FUNDS         California Tax-Exempt Fund(2)       Tax-Free Bond Fund
              Pennsylvania Tax-Exempt Fund(2)     Insured Tax-Exempt Fund
              Florida Tax-Exempt Fund(2)          Intermediate Tax-Exempt Fund

-------------------------------------------------------------------------------

MONEY MARKET  Money Market Fund                   Cash Reserves
FUNDS

1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
2. Available only to investors in certain states. Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center,
      New York, NY 10048-0203. -C- Copyright 1995 Oppenheimer Management Corporation. All rights reserved.



23 Oppenheimer Global Growth & Income Fund

INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0380.001.0995  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

-------------------------------------------------------------------------------
[LOGO]                                                           --------------
Oppenheimer Funds Distributor, Inc.                              Bulk Rate
P.O. Box 5270                                                    U.S. Postage
Denver, CO 80217-5270                                            PAID
                                                                 Permit No. 469
                                                                 Denver, CO
                                                                 --------------